UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐Preliminary Proxy Statement

☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐Definitive Proxy Statement

☒Definitive Additional Materials

☐Soliciting Material Pursuant to §240.14a-12

LIBERTY ENERGY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

LIBERTY ENERGY INC.

To Be Held on Tuesday, April 18, 2023 at 9:00 a.m. Mountain Time

To be held virtually via live webcast
at https://web.lumiagm.com/245867901 (password: liberty2023)

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 7, 2023.

Please visit http://www.astproxyportal.com/ast/21952/, where the following materials are available for viewing:

● Notice of Annual Meeting of Stockholders
● Proxy Statement
● Form of Electronic Proxy Card
● Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials
TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.
VIRTUALLY AT THE MEETING: The Company will conduct its 2023 Annual Meeting of Stockholders in virtual meeting format only, conducted via live webcast. To attend the virtual Annual Meeting, visit https://web.lumiagm.com/245867901 (password: liberty2023) and be sure to have your control number available.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the proxy materials and to obtain the toll free number to call.
MAIL: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.
PROPOSAL 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

PROPOSAL 1: Election of Directors: To elect three (3) Class I directors to the Board to serve until the 2026 annual meeting or until their successors are duly elected and qualified.		PROPOSAL 3: Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

NOMINEES:	Simon Ayat
Gale A. Norton
Cary D. Steinbeck

The Board of Directors recommends that you vote “FOR” the nominees listed in Proposal 1 and “FOR” Proposals 2 and 3.

Please note that you cannot use this notice to vote by mail.

ANNUAL MEETING OF STOCKHOLDERS OF

LIBERTY ENERGY INC.

Tuesday, April 18, 2023

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The Company will conduct its 2023 Annual Meeting of Stockholders in virtual meeting format only, conducted via live webcast. To attend the virtual Annual Meeting, visit https://web.lumiagm.com/245867901 (password: liberty2023) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21952

  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20330300000000001000 2	041823

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: To elect three (3) Class I directors to the Board to serve until the 2026 annual meeting or until their successors are duly elected and qualified.
☐		NOMINEES:
	FOR ALL NOMINEES	Simon Ayat
Gale A. Norton
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	Cary D. Steinbeck

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

		FOR	AGAINST	ABSTAIN
2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.	☐	☐	☐

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

IMPORTANT NOTICE
YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. BY DOING SO, YOU MAY SAVE LIBERTY ENERGY THE EXPENSE OF ADDITIONAL SOLICITATION.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.